UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 4, 2017 (April 28, 2017)

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 28, 2017, the Board of Directors of the Company reappointed Scott N. Schneider as the Non-Employee Executive Chairman of the Board of Directors of the Company.  The term of his appointment (the “Chairmanship Term”) is from January 1, 2017 through the earliest of (1) December 31, 2017, (2) the death of Mr. Schneider or (3) the removal of Mr. Schneider from the Board of Directors of the Company.

In connection with Mr. Schneider’s position, the Company, National CineMedia, LLC and Mr. Schneider entered into a Director Service Agreement, dated April 28, 2017, with a term ending at the end of the Chairmanship Term.  Under the terms of the Director Service Agreement, the Company will pay Mr. Schneider $675,000 for his services, $405,000 of which is payable in cash.  The remainder of the compensation is a grant of restricted stock units (“RSU”) of 18,243 shares of Company stock ($270,000 divided by $14.80, the closing price of the Company’s common stock on January 19, 2017).  This RSU award vests in full on January 19, 2018.  This compensation to Mr. Schneider is in lieu of other Board of Director and Board Committee compensation otherwise payable in 2017.

A copy of the Director Service Agreement is included as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Reference	Description

10.1		Director Service Agreement dated April 28, 2017, among National CineMedia, Inc., National CineMedia, LLC and Scott Schneider.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of NCM, Inc. and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: May 4, 2017	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary

NATIONAL CINEMEDIA, LLC

By:  National CineMedia, Inc., its manager

Dated: May 4, 2017	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary